EXHIBIT 21
                                                      --------------------------
                                                      Subsidiaries of Registrant
                                                                 1998
Parents of Registrant
       None

Registrant
       Texaco Inc.

The significant subsidiaries included in the consolidated financial statements of the Registrant are as follows:

                                                                                                Organized
                                                                                                  under
                                                                                               the laws of
                                                                                           ------------------
Bridgeline Gas Distribution LLC                                                                Louisiana
FAMM LLC                                                                                       Delaware
Four Star Oil and Gas Company                                                                  Delaware
Heddington Insurance Ltd.                                                                      Bermuda
MVP Production Inc.                                                                            Delaware
Refineria Panama, S.A.                                                                         Panama
S.A. Texaco Belgium N.V.                                                                       Belgium
Saudi Arabian Texaco Inc.                                                                      Delaware
TEPI Holdings Inc.                                                                             Delaware
TRMI Holdings Inc.                                                                             Delaware
Texaco Brazil S.A. - Produtos de Petroleo                                                      Brazil
Texaco California Inc.                                                                         Delaware
Texaco Caribbean Inc.                                                                          Delaware
Texaco Cogeneration Company                                                                    Delaware
Texaco Denmark Inc.                                                                            Delaware
Texaco Exploration and Production Inc.                                                         Delaware
Texaco International Trader Inc.                                                               Delaware
Texaco Investments (Netherlands), Inc.                                                         Delaware
Texaco Limited                                                                                 England
Texaco Natural Gas Inc.                                                                        Delaware
Texaco Nederland B.V.                                                                          Netherlands
Texaco North Sea U.K. Company                                                                  Delaware
Texaco Oil ( Britain) Ltd.                                                                     England
Texaco Overseas Holdings Inc.                                                                  Delaware
Texaco Panama Inc.                                                                             Panama
Texaco Raffinaderij Pernis B.V.                                                                Netherlands
Texaco Refining and Marketing Inc.                                                             Delaware
Texaco Refining and Marketing (East) Inc.                                                      Delaware
Texaco Trading and Transportation Inc.                                                         Delaware
Texaco Trinidad Inc.                                                                           Delaware
Texas Petroleum Company                                                                        New Jersey

Names of certain subsidiary companies are omitted because, considered in the aggregate as a single subsidiary company, they do not constitute a significant subsidiary company.